Exhibit 99.2

AUGUST 3, 2022

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

SECOND QUARTER 2022



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties (including impacts of rising interest rates); the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including the impact of higher interest expense, depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; and the impact of legislative, regulatory, tax and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large scale, diversified and internally-managed commercial real estate credit REIT

Stable & Diversified Portfolio

Of Primarily Senior Loans & Net Lease Assets

$5.3B	$3.8B
Total At-Share Assets (Undepreciated)	Total Loan Portfolio

- *110 total loans, $35M average size*
- *Approximately $1.0B YTD New Originations[1]*

Robust Liquidity

$438M	$273M
Total Liquidity[2]	Total Unrestricted Cash (or $2.12 per share)[3]

Ample liquidity to drive future pipeline

Prudent Balance Sheet

2.2x	$12.42
Debt-to-Equity Ratio[4]	Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $712M master repurchase facilities availability[3]

Strong Earnings & Dividend Coverage

$0.20	$0.24
Q2'22 Quarterly Dividend Per Share	Q2'22 Adjusted Distributable Earnings Per Share*

- *120% Adjusted Distributable Earnings Coverage*
- *Positioned for rising rates*

BRIGHTSPIRE CAPITAL

* Refer to the Appendix for a definition and reconciliation to GAAP net income
As of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

SECOND QUARTER & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS

- Net income of $34.3 million, or **$0.26 per share**
- Distributable Earnings and Adjusted Distributable Earnings of $31.4 million, or **$0.24 per share**
- GAAP net book value of **$11.26 per share** and undepreciated book value of **$12.42 per share**
- Repurchased 5.3 million Class A common stock and OP units for $44 million at a blended price of $8.31 per share; **$0.16 per share** book value increase
- Declared and paid a quarterly dividend of **$0.20 per share** for Q2'22, **9.0%** yield on current share price[5]

ORIGINATIONS

- Committed **$306 million** of capital across 9 new loans in Q2'22; subsequent to Q2'22, committed **$91 million** of capital across 3 new loans[3]
- Committed **$987 million** of capital across 29 new loans year-to-date[1]

PORTFOLIO

- **$5.3 billion** total at-share assets; predominantly senior loans and net lease assets
- **$3.8 billion** loan portfolio with a W.A. unlevered yield of **5.9%** (up from 5.0% in Q1'22) and W.A. risk ranking of **3.1**
  - Portfolio currently benefitting from rising rates; a 100 bps increase in benchmark rates would generate **$0.05 per share** of incremental earnings annually (all else equal)*
  - **$248 million** of repayments across eight loans and one partial paydown in Q2'22; subsequent to Q2'22, **$37 million** of repayments across two loans
  - Sold a preferred equity investment for **$38 million**, resulting in a **$22 million** or **$0.17 per share** gain in Q2'22
  - CECL reserve of $45 million, or $0.35 per share (108 bps of aggregate commitments across loan portfolio)[6]
- **$721 million** net lease assets (undepreciated) with a W.A. lease term of **10.8** years

LIQUIDITY & CAPITALIZATION

- **$438 million** of available liquidity (**$273 million** of unrestricted cash and **$165 million** of revolver capacity)[3]
- Upsized two warehouse facilities by $100 million each, increasing capacity from $2.05 billion to **$2.25 billion**

BRIGHTSPIRE CAPITAL

* Reflects the incremental earnings impact assuming a 100 bps increase to spot benchmark rates as of June 30, 2022 (LIBOR – 1.79%, SOFR – 1.69%); based on the in-place total portfolio as of June 30, 2022
As of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Income ($M) Per Share	**$34.3** $0.26
Distributable Earnings ($M) Per Share	**$31.4** $0.24
Adjusted Distributable Earnings ($M) Per Share	**$31.4** $0.24
Total At-Share Assets ($B) (Undepreciated)	**$5.3**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity(4)	**$3.5** 2.2x
Book Value (GAAP) ($B) Per Share	**$1.5** $11.26
Book Value (Undepreciated) ($B) Per Share	**$1.6** $12.42
CECL Reserve ($M) Per Share	**$45.1** $0.35

Capital Structure



Total capitalization
$5.1B
31%
29%
27%
12%
1%
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$12.75
$12.50
$12.25
$12.00
$11.75
$12.36
$0.17
$0.16
$0.05
($0.16)
($0.08)
($0.08)
$12.42
3/31/21 Undepreciated BVPS
Preferred Equity Sale
Share Repurchase
Earnings in Excess of Dividends
Equity-Based Comp.*
Change in CECL Reserve
FX Translation
6/30/22 Undepreciated BVPS

* Reflects $0.14 per share related to annual employee share grants issued May 2022

As of June 30, 2022, unless otherwise stated; at BRSP share

See footnotes in the appendix

BRIGHTSPIRE CAPITAL

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of June 30, 2022



Loan portfolio
Net lease & other real estate
CRE debt securities[7]
4%
14%
82%

Property Type

Based on GAAP gross carrying value as of June 30, 2022



Multifamily
Office
Hotel
Industrial
Mixed-use
Retail
3%
1%
6%
9%
43%
38%

Portfolio Overview

(At BRSP share)	Investment count		Carrying value		Net carrying value		Per share
Senior mortgage loans	104	$	3,730	$	842	$	6.53
Mezzanine loans	6		104		104		0.81
CECL reserves			(45)		(45)		(0.35)
Total loan portfolio	**110**		**3,788**		**901**		**6.99**
Net lease & other real estate	10		782		163		1.27
CRE debt securities[7]	5		41		41		0.31
Total investment portfolio	**125**	**$**	**4,611**	**$**	**1,105**	**$**	**8.57**
Plus: cash & net assets[8]			531		347		2.69
Total - GAAP		**$**	**5,142**	**$**	**1,452**	**$**	**11.26**
Plus: accumulated D&A[9]			150		150		1.16
Total - Undepreciated		**$**	**5,292**	**$**	**1,602**	**$**	**12.42**

BRIGHTSPIRE CAPITAL

Above charts exclude the impact of CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of June 30, 2022; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO HIGHLIGHTS

Q2'22 New Loan Origination Highlights

$306M	$34M	6.0%	100%	70%
Total commitments	Average loan size (total commitments)	W.A. unlevered all-in yield[10]	% floating rate (senior loans only)	W.A. loan-to-value (senior loans only)

Loan Portfolio Activity

10%↑ YTD loan growth
27%↑ YoY loan growth



$3,500
Total Loan Count 98
$476
Total New Loans 17
$20
$3
($224)
Total Loan Repayments 5
$3,775
Total Loan Count 110
$279
Total New Loans 9
$37
$7
($264)
Total Loan Repayments + Sales* 9
$3,834
Total Loan Count 110
12/31/21 Loan Portfolio
Total New Loans - Initial Fundings(11)
Additional Loan Fundings
Other(12)
Repayments
3/31/22 Loan Portfolio
Total New Loans - Initial Fundings(11)
Additional Loan Fundings
Other(12)
Repayments + Sales*
6/30/22 Loan Portfolio

BRIGHTSPIRE CAPITAL

* Q2'22 total loan repayments includes one sale related to a preferred equity investment with a total carrying value of $16 million at the time of sale
Above chart based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in millions; as of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO OVERVIEW

Overview

110	Total number of investments
$3.8B	Total loan portfolio
$35M	Average investment size
1.4 yrs.	W.A. remaining term[13]
3.5 yrs.	W.A. extended remaining term[14]
5.9%	W.A. unlevered all-in yield[10]
3.1	W.A. risk ranking
100%	of senior loans are floating rate
70%	W.A. loan-to-value (senior loans only)

Investment Type



3%
97%

■ Senior mortgage loans
■ Mezzanine loans

Region



West 46%
Southwest 33%
Northeast 15%
Southeast 6%

Property Type



As of 6/30/21
As of 6/30/22
46%
52%
Multifamily
29%
32%
Office
15%
11%
Hotel
6%
4%
Mixed-use
4%
1%
Industrial

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
As of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO DIVERSIFICATION

(At BRSP share)	Number of investments	Collateral Type: Carrying value	Collateral Type: % of carrying value	Region Exposure as a % of Carrying Value: West	Region Exposure as a % of Carrying Value: Southwest	Region Exposure as a % of Carrying Value: Northeast	Region Exposure as a % of Carrying Value: Southeast
Multifamily	67	$ 2,003,363	52%	21%	27%	1%	3%
Office	32	1,238,136	32%	13%	6%	10%	3%
Hotel	5	418,599	11%	11%	-	0%	-
Mixed-use	4	148,186	4%	-	-	4%	-
Industrial	2	25,239	1%	1%	-	-	-
Total	**110**	**$ 3,833,523**	**100%**	**46%**	**33%**	**15%**	**6%**
CECL reserves		(45,056)					
Total – Net of CECL reserves		**$ 3,788,467**					

Property Type Exposure by Region



Multifamily
6%
2%
40%
52%
Office
9%
18%
42%
31%
Hotel
3%
97%
Mixed-use
100%
Industrial
100%
West
Southwest
Northeast
Southeast

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in thousands; as of June 30, 2022; at BRSP share

LOAN PORTFOLIO SUMMARY

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[10]	W.A. extended term (years)[14]
Floating rate								
Senior mortgage loans	104	$	3,729,515	97%	$	842,039	5.7%	3.5
Mezzanine loans	1		12,120	0%		12,120	12.8%	0.2
Total / W.A. floating rate	**105**		**3,741,635**	**98%**		**854,159**	**5.8%**	**3.5**
Fixed rate								
Mezzanine loans	5		91,888	2%		91,888	12.4%	3.0
Total / W.A. fixed rate	**5**		**91,888**	**2%**		**91,888**	**12.4%**	**3.0**
Total / W.A.	**110**	**$**	**3,833,523**	**100%**	**$**	**946,047**	**5.9%**	**3.5**
CECL reserves			(45,056)			(45,056)		
Total / W.A. – Net of CECL reserves		**$**	**3,788,467**		**$**	**900,991**		

BRIGHTSPIRE CAPITAL

$ in thousands; as of June 30, 2022; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE SUMMARY

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") & Keys	Carrying value	% of carrying value	Net carrying value	Q2'22 NOI (at BRSP share)	W.A. % leased at end of period[15]	W.A. remaining lease term (years)[16]
Net lease real estate ("NNN")									
Office*	3	100%	1,812 RSF	$ 331,673	42%	$ 116,601	$ 6,158	100%	7.2
Industrial	1	100%	2,787 RSF	258,192	33%	58,192	5,057	100%	16.1
Retail	4	100%	468 RSF	28,973	4%	(11,233)	1,205	100%	4.8
Total / W.A. - NNN	**8**	**100%**	**5,068 RSF**	**$ 618,838**	**79%**	**$ 163,561**	**$ 12,420**	**100%**	**10.8**
Other real estate ("Other RE")									
Office	2	92%	1,344 RSF	$ 162,684	21%	$ (147)	$ 3,739	85%	3.7
Total / W.A. – Other RE	**2**	**92%**	**1,344 RSF**	**$ 162,684**	**21%**	**$ (147)**	**$ 3,739**	**85%**	**3.7**
Total / W.A.	**10**	**98%**	**6,412 RSF**	**$ 781,522**	**100%**	**$ 163,414**	**$ 16,159**	**97%**	**9.3**
Accumulated depreciation and amortization[9]				149,709		149,709			
Total / W.A. – Undepreciated				**$ 931,231**		**$ 313,123**			

Region


West
38%
Midwest
18%
Northeast
11%
Europe
33%

Property Type


4%
33%
63%
Office
Industrial
Retail

W.A. Remaining Lease Term[16]


6%
23%
71%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans										
Loan 1	Jan-18	Hotel	San Jose, CA	$ 185	Floating	L+ 4.8%	6.5%	Nov-26	79%	4
Loan 2	Jun-19	Multifamily	Milpitas, CA	185	Floating	L+ 3.1%	5.5%	Jul-24	75%	3
Loan 3	Dec-18	Office	Carlsbad, CA	120	Floating	L+ 4.3%	6.2%	Dec-23	73%	3
Loan 4	Jun-18	Hotel	Berkeley, CA	120	Floating	L+ 3.2%	5.2%	Jul-25	66%	4
Loan 5	Feb-22	Office	Boston, MA	80	Floating	S+ 3.8%	6.0%	Mar-27	54%	3
Loan 6	Oct-19	Mixed-use	Brooklyn, NY	76	Floating	L+ 4.0%	6.1%	Nov-24	70%	3
Loan 7	Aug-18	Office	San Jose, CA	73	Floating	L+ 2.5%	4.5%	Aug-25	75%	3
Loan 8	Jun-18	Hotel	Englewood, CO	73	Floating	L+ 3.5%	5.3%	Feb-25	69%	3
Loan 9	Jan-21	Office	Phoenix, AZ	72	Floating	L+ 3.6%	5.7%	Feb-26	70%	3
Loan 10	May-19	Office	Long Island City, NY	68	Floating	L+ 3.5%	5.8%	Jun-24	59%	4
Loan 11	Apr-19	Office	Long Island City, NY	66	Floating	L+ 3.3%	5.6%	Apr-24	58%	4
Loan 12 *	Jun-19	Multifamily	Santa Clara, CA	57	Floating	L+ 4.4%	7.1%	Jun-24	65%	4
Loan 13	Jul-19	Office	Washington, D.C.	57	Floating	L+ 2.8%	5.5%	Aug-24	68%	4
Loan 14	Feb-19	Office	Baltimore, MD	56	Floating	L+ 3.5%	6.2%	Feb-24	74%	4
Loan 15	May-22	Multifamily	Las Vegas, NV	49	Floating	S+ 3.6%	5.7%	Jun-27	74%	3
Loan 16	Mar-22	Multifamily	Austin, TX	49	Floating	S+ 3.3%	5.6%	Mar-27	75%	3
Loan 17	Jul-21	Multifamily	Dallas, TX	49	Floating	L+ 3.3%	5.5%	Aug-26	74%	3
Loan 18	May-21	Multifamily	Las Vegas, NV	46	Floating	L+ 3.4%	5.6%	Jun-26	70%	3
Loan 19	Jan-22	Mixed-use	New York, NY	45	Floating	S+ 3.5%	5.7%	Feb-27	67%	3
Loan 20	Feb-21	Multifamily	Arlington, TX	43	Floating	L+ 3.6%	5.9%	Feb-26	81%	2
Loan 21	Nov-21	Multifamily	Phoenix, AZ	43	Floating	L+ 3.4%	5.9%	Dec-26	74%	3
Loan 22	Mar-21	Multifamily	Richardson, TX	43	Floating	L+ 3.4%	5.5%	Mar-26	75%	3
Loan 23	Jul-21	Multifamily	Jersey City, NJ	43	Floating	L+ 3.0%	5.1%	Aug-26	66%	2
Loan 24	Dec-20	Multifamily	Austin, TX	43	Floating	L+ 3.7%	5.8%	Jan-26	54%	2
Loan 25	Mar-21	Multifamily	Fort Worth, TX	40	Floating	L+ 3.5%	5.7%	Apr-26	83%	3
Loan 26	May-22	Office	Plano, TX	40	Floating	S+ 4.3%	6.3%	Jun-27	64%	3
Loan 27	Apr-22	Office	Plano, TX	39	Floating	S+ 4.1%	6.2%	May-27	70%	3
Loan 28	Mar-21	Multifamily	Fort Worth, TX	38	Floating	L+ 3.3%	5.5%	Apr-26	82%	3
Loan 29	Nov-21	Office	Tualatin, OR	38	Floating	L+ 3.9%	6.1%	Dec-26	66%	3
Loan 30	Dec-21	Multifamily	Denver, CO	38	Floating	L+ 3.2%	5.5%	Dec-26	74%	3
Loan 31	Jul-21	Multifamily	Dallas, TX	37	Floating	L+ 3.1%	5.4%	Aug-26	77%	3
Loan 32	Sep-21	Office	Reston, VA	36	Floating	L+ 4.0%	6.3%	Oct-26	71%	3
Loan 33	Mar-22	Multifamily	Long Beach, CA	35	Floating	S+ 3.4%	5.6%	Apr-27	74%	3
Loan 34	Nov-21	Office	Dallas, TX	35	Floating	L+ 3.9%	6.1%	Dec-25	61%	3
Loan 35	Dec-20	Multifamily	Fullerton, CA	35	Floating	L+ 3.8%	5.9%	Jan-26	70%	3
Loan 36	Jan-22	Multifamily	Dallas, TX	35	Floating	S+ 3.5%	5.8%	Feb-27	75%	3
Loan 37	Jan-22	Multifamily	Los Angeles, CA	34	Floating	S+ 3.4%	5.4%	Feb-27	65%	3
Loan 38	Mar-22	Multifamily	Louisville, KY	34	Floating	S+ 3.7%	6.0%	Apr-27	72%	3
Loan 39	Sep-21	Multifamily	Carrollton, TX	34	Floating	L+ 3.1%	5.2%	Oct-25	73%	3
Loan 40	Jun-17	Office	Miami, FL	34	Floating	L+ 4.9%	6.6%	Jul-22	68%	3

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
$ in millions; as of June 30, 2022; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans										
Loan 41	Apr-22	Office	San Jose, CA	33	Floating	S+ 4.2%	6.3%	Apr-27	70%	3
Loan 42	Mar-21	Multifamily	Fremont, CA	33	Floating	L+ 3.5%	5.7%	Apr-26	76%	3
Loan 43	Jun-21	Office	South Pasadena, CA	33	Floating	L+ 4.9%	7.2%	Jun-26	69%	3
Loan 44	Jul-21	Multifamily	Phoenix, AZ	32	Floating	L+ 3.3%	5.4%	Aug-26	74%	3
Loan 45	Mar-21	Multifamily	Mesa, AZ	31	Floating	L+ 3.7%	5.9%	Apr-26	83%	3
Loan 46	Apr-21	Office	San Diego, CA	30	Floating	L+ 3.6%	5.7%	May-26	55%	3
Loan 47	May-21	Multifamily	Dallas, TX	30	Floating	L+ 3.4%	5.6%	May-26	68%	3
Loan 48	Apr-21	Multifamily	Las Vegas, NV	30	Floating	L+ 3.1%	5.2%	May-26	76%	2
Loan 49	Jul-21	Multifamily	Plano, TX	29	Floating	L+ 3.1%	5.2%	Feb-25	82%	3
Loan 50	Apr-22	Multifamily	Mesa, AZ	28	Floating	S+ 3.4%	5.4%	May-27	75%	3
Loan 51	Nov-21	Office	Gardena, CA	28	Floating	L+ 3.5%	5.6%	Dec-26	69%	3
Loan 52	May-21	Multifamily	Houston, TX	28	Floating	L+ 3.0%	5.3%	Jun-26	67%	3
Loan 53	Oct-21	Office	Blue Bell, PA	28	Floating	L+ 3.7%	6.2%	Nov-23	67%	3
Loan 54	May-22	Multifamily	Denver, CO	28	Floating	S+ 3.5%	5.6%	Jun-27	73%	3
Loan 55	May-22	Mixed-use	Brooklyn, NY	28	Floating	S+ 4.4%	6.5%	May-27	68%	3
Loan 56	Mar-22	Office	Blue Bell, PA	27	Floating	S+ 4.2%	6.8%	Apr-25	59%	3
Loan 57	Aug-21	Multifamily	Glendale, AZ	26	Floating	L+ 3.2%	5.3%	Sep-26	75%	3
Loan 58	Dec-21	Multifamily	Fort Mill, SC	26	Floating	L+ 3.2%	5.3%	Jan-27	71%	3
Loan 59	Feb-19	Office	Charlotte, NC	26	Floating	L+ 3.3%	5.2%	Jul-25	51%	2
Loan 60	Feb-22	Multifamily	Long Beach, CA	25	Floating	S+ 3.4%	5.5%	Mar-27	67%	3
Loan 61	May-21	Multifamily	Phoenix, AZ	25	Floating	L+ 3.1%	5.2%	Jun-26	76%	2
Loan 62	Sep-19	Office	Salt Lake City, UT	25	Floating	L+ 2.7%	5.0%	Oct-24	72%	4
Loan 63	Nov-21	Office	Oakland, CA	25	Floating	L+ 4.2%	6.4%	Dec-26	57%	3
Loan 64	Dec-21	Office	Hillsboro, OR	24	Floating	L+ 3.9%	6.1%	Dec-24	71%	3
Loan 65	Dec-21	Multifamily	Phoenix, AZ	24	Floating	L+ 3.5%	5.6%	Jan-27	75%	3
Loan 66	Jan-21	Multifamily	Charlotte, NC	23	Floating	L+ 3.5%	5.6%	Feb-26	76%	3
Loan 67	Jul-21	Multifamily	Aurora, CO	23	Floating	L+ 3.1%	5.2%	Jul-26	73%	3
Loan 68	Mar-22	Multifamily	Phoenix, AZ	23	Floating	S+ 3.7%	5.7%	Apr-27	75%	3
Loan 69	Mar-22	Multifamily	Glendale, AZ	23	Floating	S+ 3.5%	5.5%	Mar-27	73%	3
Loan 70	Sep-19	Office	San Francisco, CA	23	Floating	L+ 3.2%	5.7%	Oct-24	82%	3
Loan 71	Mar-21	Multifamily	San Jose, CA	23	Floating	L+ 3.7%	5.8%	Apr-26	70%	2
Loan 72	Nov-21	Multifamily	Austin, TX	22	Floating	L+ 3.3%	5.4%	Nov-26	71%	3
Loan 73	Oct-21	Multifamily	Irving, TX	22	Floating	S+ 3.3%	5.5%	Sep-24	70%	3
Loan 74	Aug-19	Office	San Francisco, CA	22	Floating	L+ 2.8%	5.4%	Sep-24	79%	4
Loan 75	Jul-21	Office	Denver, CO	22	Floating	L+ 4.3%	6.4%	Aug-26	66%	3
Loan 76	Jul-21	Multifamily	Oregon City, OR	21	Floating	L+ 3.3%	5.4%	Aug-26	73%	3
Loan 77	Jun-21	Multifamily	Phoenix, AZ	21	Floating	L+ 3.2%	5.3%	Jul-26	75%	2
Loan 78	Mar-21	Multifamily	San Antonio, TX	20	Floating	L+ 3.1%	5.2%	Apr-26	77%	3
Loan 79	Sep-21	Multifamily	Denton, TX	19	Floating	L+ 3.2%	5.3%	Oct-25	70%	3
Loan 80	Dec-21	Multifamily	Gresham, OR	19	Floating	L+ 3.5%	5.8%	Jan-27	74%	3

$ in millions; as of June 30, 2022; at BRSP share

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[10]	Extended maturity date[14]	LTV	Risk ranking
Senior loans										
Loan 81	Jan-22	Multifamily	Austin, TX	19	Floating	S+ 3.4%	5.5%	Feb-27	75%	3
Loan 82	Aug-21	Multifamily	La Mesa, CA	19	Floating	L+ 2.9%	5.1%	Aug-25	70%	3
Loan 83	Sep-21	Multifamily	Bellevue, WA	19	Floating	L+ 2.9%	5.2%	Sep-25	64%	3
Loan 84	Oct-20	Office	Denver, CO	19	Floating	L+ 3.6%	5.7%	Nov-25	64%	3
Loan 85	Jun-21	Multifamily	Phoenix, AZ	18	Floating	L+ 3.4%	5.6%	Jul-26	63%	3
Loan 86	May-22	Multifamily	Charlotte, NC	18	Floating	S+ 3.5%	5.7%	May-27	61%	3
Loan 87	Jul-21	Multifamily	Salt Lake City, UT	18	Floating	L+ 3.3%	5.4%	Aug-26	73%	3
Loan 88	Mar-22	Multifamily	Los Angeles, CA	17	Floating	S+ 3.6%	5.8%	Apr-27	68%	3
Loan 89	Jun-21	Multifamily	Phoenix, AZ	17	Floating	L+ 3.2%	5.3%	Jul-26	75%	3
Loan 90	Nov-20	Multifamily	Tucson, AZ	16	Floating	L+ 3.6%	5.7%	Dec-25	75%	2
Loan 91	Apr-22	Multifamily	Tacoma, WA	16	Floating	S+ 3.3%	5.5%	May-27	72%	3
Loan 92	Mar-22	Industrial	City of Industry, CA	16	Floating	S+ 3.4%	5.5%	Apr-27	67%	3
Loan 93	Mar-21	Multifamily	Tucson, AZ	16	Floating	L+ 3.7%	5.9%	Mar-26	72%	2
Loan 94	Oct-21	Office	Burbank, CA	15	Floating	L+ 3.9%	6.0%	Nov-26	57%	3
Loan 95	Jun-21	Multifamily	Phoenix, AZ	15	Floating	L+ 3.3%	5.4%	Jul-26	74%	3
Loan 96	Nov-21	Office	Charlotte, NC	15	Floating	L+ 4.4%	6.5%	Dec-26	67%	3
Loan 97	Aug-21	Office	Los Angeles, CA	14	Floating	L+ 5.0%	7.3%	Sep-26	58%	3
Loan 98	May-21	Multifamily	Phoenix, AZ	14	Floating	L+ 3.1%	5.2%	Jun-26	72%	3
Loan 99	Jul-21	Multifamily	Durham, NC	14	Floating	L+ 3.3%	5.4%	Aug-26	58%	3
Loan 100	Feb-21	Multifamily	Provo, UT	14	Floating	L+ 3.8%	5.9%	Mar-26	71%	3
Loan 101	Jul-21	Multifamily	San Antonio, TX	14	Floating	L+ 3.3%	5.6%	Aug-24	76%	3
Loan 102	Nov-21	Office	Richardson, TX	13	Floating	L+ 4.0%	6.3%	Dec-26	71%	3
Loan 103	Mar-22	Multifamily	Glendale, AZ	11	Floating	S+ 3.5%	5.5%	Mar-27	73%	3
Loan 104	Mar-22	Industrial	Commerce, CA	9	Floating	S+ 3.3%	5.4%	Apr-27	71%	3
Total / W.A. senior loans				$ 3,730		L/S+ 3.6%	5.7%	Jan-26	70%	3.1
Mezzanine loans										
Loan 105 *	Dec-19	Multifamily	Milpitas, CA	41	Fixed	8.0%	13.3%	Dec-24	49% – 71%	3
Loan 106	Sep-19	Hotel	Berkeley, CA	29	Fixed	11.5%	11.5%	Jul-25	66% – 81%	4
Loan 107 *	Feb-22	Multifamily	Las Vegas, NV	17	Fixed	7.0%	12.3%	Feb-27	56% – 79%	3
Loan 108	Jan-17	Hotel	New York, NY	12	Floating	L+ 11.0%	12.8%	Sep-22	63% – 76%	5
Loan 109	Jul-14	Multifamily	Various - TX	4	Fixed	9.5%	9.5%	Aug-24	71% – 83%	3
Loan 110 *,**	Sep-20	Mixed-use	Los Angeles, CA	--	n/a	n/a	n/a	Jul-23	n/a	5
Total / W.A. mezzanine loans				$ 104		n/a	12.4%	Mar-25	59% – 77%	3.5
Total / W.A. loan portfolio				$ 3,834		n/a	5.9%	Jan-26	n/a	3.1
CECL reserves				(45)						
Total / W.A. loan portfolio, Net of CECL reserves				$ 3,788						

BRIGHTSPIRE CAPITAL

* Loans in which the underlying collateral is related to construction/development projects
** Loans that are on non-accrual status
$ in millions; as of June 30, 2022; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Undepreciated carrying value	Carrying value	Q2'22 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[15]	W.A. lease term (yrs)[16]
Net lease real estate											
Net lease 1 *	Jul-18	Office	Stavenger, Norway	$ 294	$ 258	$ 4.5	1	26	1,291 RSF	100%	8.2
Net lease 2	Aug-18	Industrial	Various - U.S.	292	258	5.1	2	2	2,787 RSF	100%	16.1
Net lease 3	Jul-06	Office	Aurora, CO	55	42	1.0	1	1	184 RSF	100%	0.3
Net lease 4	Jun-06	Office	Indianapolis, IN	39	32	0.7	1	1	338 RSF	100%	8.5
Net lease 5	Sep-06	Retail	Various - U.S.	28	20	0.8	7	7	320 RSF	100%	4.4
Net lease 6	Sep-06	Retail	Keene, NH	6	4	0.1	1	1	45 RSF	100%	6.6
Net lease 7	Sep-06	Retail	Fort Wayne, IN	4	3	0.1	1	1	50 RSF	100%	2.2
Net lease 8	Sep-06	Retail	South Portland, ME	3	2	0.2	1	1	53 RSF	100%	8.6
Total / W.A. net lease real estate				$ 721	$ 619	$ 12.4	15	40	5,068 RSF	100%	10.8
Other real estate											
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 130	$ 95	$ 2.3	7	7	848 RSF	87%	4.0
Other real estate 2	Dec-14	Office	Warrendale, PA	81	68	1.4	5	5	496 RSF	82%	3.2
Total / W.A. other real estate				$ 210	$ 163	$ 3.7	12	12	1,344 RSF	85%	3.7
Total / W.A. net lease real estate and other real estate				$ 931	$ 782	$ 16.2	27	52	6,412 RSF	97%	9.3

CRE Debt Securities

(At BRSP share)	Principal value	Carrying value	W.A. remaining term (yrs)
CRE debt securities			
CRE debt securities (5 investments) **	$ 103	$ 41	4.9
Total / W.A. CRE debt securities	$ 103	$ 41	4.9

Investment Detail Summary

(At BRSP share)	Number of investments	Undepreciated carrying value	Carrying value
Senior loans	104	$ 3,730	$ 3,730
Mezzanine loans	6	104	104
CECL reserves		(45)	(45)
Total loan portfolio	110	3,788	3,788
Net lease real estate	8	721	619
Other real estate	2	210	163
Total net lease real estate and other real estate	10	931	782
CRE debt securities **	5	41	41
Total	125	$ 4,760	$ 4,611

BRIGHTSPIRE CAPITAL

* Q2'22 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
** CRE Debt Securities includes one PE interest with a total carrying value of $4 million; principal value and W.A. remaining term exclude PE interests
$ in millions; rentable square feet in thousands; as of June 30, 2022; at BRSP share
See footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 2.2x debt-to-equity ratio. Embedded capacity under existing financing facilities including an undrawn corporate revolver and $712M of repurchase facilities availability

Key Financial Metrics

$5.1B	Total capitalization *(excluding cash)*
$3.5B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of July 29, 2022 (fully undrawn)*
$712M	Master repurchase facilities availability *As of July 29, 2022*
2.2x	Debt-to-equity ratio[4]
66%	Debt-to-asset ratio[17]
3.67%	Blended all-in cost of financing[18]

Capital Structure



1%
12%
31%
Total capitalization
$5.1B
27%
29%
Stockholders' equity (undepreciated)
Master repurchase facilities (limited recourse)
Securitization bonds payable (non-recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

As of June 30, 2022, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION SUMMARY

(At BRSP share)	Recourse vs. non-recourse[19]	W.A. extended maturity[20]	W.A. contractual interest rate[20]	W.A. all-in COF[18]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Jan-27	S + 2.25%	4.05%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	May-25	L/S + 1.86%	3.62%	1,487,571
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 1.64%	3.44%	702,054
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	L + 1.49%	3.28%	670,000
Mortgage debt – net lease (fixed)	Non-recourse	May-29	4.37%	4.37%	454,603
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	162,831
Other debt	Non-recourse	Jun-24	L + 3.00%	5.45%	27,851
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	3.94%	674
Total / W.A. debt (BRSP share)		**Jun-30**		**3.67%**	**$ 3,505,584**

	Book value
Stockholders' equity	$ 1,452,008
GAAP net book value (BRSP share)	**1,452,008**
Accumulated depreciation and amortization	149,709
Undepreciated book value (BRSP share)	**1,601,717**
Total capitalization (undepreciated)	**$ 5,107,301**

BRIGHTSPIRE CAPITAL

During the second quarter 2022, the Company recorded approximately $2.5M of amortization of deferred financing costs, which implies approximately 23 bps of annualized financing costs on the Company's total debt capacity as of June 30, 2022
$ in thousands; as of June 30, 2022; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

BRSP's portfolio is positioned to benefit in a rising rate environment

- 100% of senior mortgage loan value is floating rate
- 79% of floating rate senior mortgage loan value is indexed to one-month USD LIBOR and 21% to SOFR

Annual Net Interest Income Sensitivity to Changes in Benchmark Rates – Total Portfolio

LIBOR: 1.79%
SOFR: 1.69%
(As of June 30, 2022)



$ in Millions
$16.0
$12.0
$8.0
$4.0
$0.0
($4.0)
($0.01) per share
($1.2)
$2.3
$0.02 per share
$6.4
$0.05 per share
$10.8
$0.08 per share
$15.1
$0.12 per share
(0.50%)
0.50%
1.00%
1.50%
2.00%
Incremental Rate of Change*

* Reflects incremental changes to each respective benchmark spot rate as of June 30, 2022
$ in millions, except per share data; as of June 30, 2022; at BRSP share

APPENDIX



BRIGHTSPIRE CAPITAL

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.

We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or "OP") and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or "PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe net operating income ("NOI") to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans held for investment. In addition to reviewing loans held for investment for impairment quarterly, we evaluate loans held for investment to determine if a current expected credit losses reserve should be established. In conjunction with this review, we assess the risk factors of each senior and mezzanine loans and preferred equity and assign a risk ranking based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, our loans held for investment are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans held for investment are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
The Company's Loan Portfolio may include senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio may also include acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans may include other subordinated loans
- Preferred equity interests may include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
The Company's Net Lease Real Estate investments includes direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance, capital expenditures and real estate taxes. Other Real Estate investments includes direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
The Company's Commercial Real Estate ("CRE") Debt Securities may include both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments), or CRE CLOs (including the junior tranches thereof, collateralized by pools of CRE debt investments). It also includes one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
The Corporate segment includes corporate-level asset management and other fees including operating expenses, compensation and benefits and restructuring charges.

CONSOLIDATED BALANCE SHEET

	June 30, 2022 (Unaudited)	December 31, 2021
Assets		
Cash and cash equivalents	$ 317,742	$ 259,722
Restricted cash	91,674	86,841
Loans held for investment	3,833,523	3,485,607
Current expected credit loss reserve	(44,378)	(36,598)
Loans held for investment, net	3,789,145	3,449,009
Real estate, net	742,079	783,211
Receivables, net	52,582	54,499
Deferred leasing costs and intangible assets, net	58,353	64,981
Assets held for sale	-	44,345
Other assets ($4,406 and $4,406 at fair value, respectively)	70,182	82,451
Mortgage loans held in securitization trusts, at fair value	718,335	813,310
Total assets	$ 5,840,092	$ 5,638,369
Liabilities		
Securitization bonds payable, net	$ 1,364,906	$ 1,500,899
Mortgage and other notes payable, net	658,857	760,583
Credit facilities	1,487,567	905,122
Accrued and other liabilities	86,493	99,814
Intangible liabilities, net	5,532	6,224
Escrow deposits payable	75,414	73,344
Dividends payable	25,793	23,912
Mortgage obligations issued by securitization trusts, at fair value	682,181	777,156
Total liabilities	4,386,743	4,147,054
Commitments and contingencies		
Equity		
Stockholders' equity		
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	-	-
Common stock, $0.01 par value per share		
Class A, 950,000,000 shares authorized, 128,964,934 and 129,769,365 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	1,290	1,298
Additional paid-in capital	2,850,001	2,855,766
Accumulated deficit	(1,398,773)	(1,410,562)
Accumulated other comprehensive income	(510)	8,786
Total stockholders' equity	1,452,008	1,455,288
Noncontrolling interests in investment entities	1,341	1,472
Noncontrolling interests in the Operating Partnership	-	34,555
Total equity	1,453,349	1,491,315
Total liabilities and equity	$ 5,840,092	$ 5,638,369

$ in thousands, except per share data; as of June 30, 2022, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
Net interest income		
Interest income	$ 53,083	$ 37,921
Interest expense	(21,455)	(12,993)
Interest income on mortgage loans held in securitization trusts	9,721	11,390
Interest expense on mortgage obligations issued by securitization trusts	(8,586)	(10,111)
Net interest income	32,763	26,207
Property and other income		
Property operating income	21,781	24,799
Other income	787	1,110
Total property and other income	22,568	25,909
Expenses		
Management fee expense	-	2,338
Property operating expense	5,266	6,758
Transaction, investment and servicing expense	982	644
Interest expense on real estate	7,117	7,777
Depreciation and amortization	8,720	9,994
Increase (decrease) of current expected credit loss reserve	10,143	1,200
Compensation and benefits (including $2,286 and $5,443 of equity-based compensation expense, respectively)	8,269	10,053
Operating expense	4,070	4,000
Restructuring charges	-	150
Total expenses	44,567	42,914
Other income		
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	19,516
Realized loss on mortgage loans and obligations held in securitization trusts, net	-	(19,516)
Other gain, net	24,332	836
Income before equity in earnings of unconsolidated ventures and income taxes	35,096	10,038
Equity in earnings (loss) of unconsolidated ventures	-	(33,788)
Income tax benefit (expense)	(465)	134
Net income (loss)	**34,631**	**(23,616)**
Net (income) loss attributable to noncontrolling interests:		
Investment entities	15	3,459
Operating Partnership	(359)	437
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 34,287**	**$ (19,720)**
Net income (loss) per common share – basic	**$ 0.26**	**$ (0.15)**
Net income (loss) per common share – diluted	**$ 0.26**	**$ (0.15)**
Weighted average shares of common stock outstanding – basic	127,756	128,298
Weighted average shares of common stock outstanding – diluted	129,595	128,298

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2022, unless otherwise stated; unaudited

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended June 30, 2022				
	Senior and mezzanine loans and preferred equity	CRE debt securities	Net lease and other real estate	Corporate	Total
Net interest income					
Interest income	$ 53,242	$ -	$ -	$ (159)	$ 53,083
Interest expense	(21,178)	-	-	(277)	(21,455)
Interest income on mortgage loans held in securitization trusts	-	10,575	-	(854)	9,721
Interest expense on mortgage obligations issued by securitization trusts	-	(9,441)	-	855	(8,586)
Net interest income	32,064	1,134	-	(435)	32,763
Property and other income					
Property operating income	-	-	21,781	-	21,781
Other income	78	219	25	465	787
Total property and other income	78	219	21,806	465	22,568
Expenses					
Property operating expense	-	-	5,266	-	5,266
Transaction, investment and servicing expense	961	(29)	52	(2)	982
Interest expense on real estate	-	-	7,117	-	7,117
Depreciation and amortization	-	-	8,664	56	8,720
Increase of current expected credit loss reserve	10,143	-	-	-	10,143
Compensation and benefits	-	-	-	8,269	8,269
Operating expense	(13)	245	56	3,782	4,070
Total expenses	11,091	216	21,155	12,105	44,567
Other income					
Other gain, net	21,484	-	2,094	754	24,332
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	42,535	1,137	2,744	(11,320)	35,096
Income tax expense	(416)	-	(49)	-	(465)
Net income (loss)	42,119	1,137	2,695	(11,320)	34,631
Net (income) loss attributable to noncontrolling interests:					
Investment entities	-	-	15	-	15
Operating Partnership	25	-	-	(384)	(359)
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 42,144	$ 1,137	$ 2,710	$ (11,704)	$ 34,287

BRIGHTSPIRE CAPITAL

$ in thousands; as of June 30, 2022; unaudited

OUTSTANDING COMMON SHARES AND OP UNITS

	As of June 30, 2022	As of March 31, 2022
Class A common stock	128,964,934	129,633,136
OP units	-	3,075,623
Total common stock and OP units outstanding	128,964,934	132,708,759

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at share balance sheet

	As of June 30, 2022		
	Consolidated	NCI[21]	At BRSP share[22]
Assets			
Loans held for investment, net	$ 3,789,145	$ -	$ 3,789,145
Real estate, net	742,079	13,018	729,061
Deferred leasing costs and intangible assets, net	58,353	967	57,386
Mortgage loans held in securitization trusts, at fair value[23]	718,335	682,181	36,154
Cash, restricted cash, receivables and other assets	532,180	2,135	530,045
Total assets	$ 5,840,092	$ 698,301	$ 5,141,791
Liabilities			
Securitization bonds payable, net	$ 1,364,906	$ -	$ 1,364,906
Mortgage and other notes payable, net	658,857	12,200	646,657
Credit facilities	1,487,567	-	1,487,567
Intangible liabilities, net	5,532	607	4,925
Mortgage obligations issued by securitization trusts, at fair value[23]	682,181	682,181	-
Other liabilities, escrow deposits payable and dividends payable	187,700	1,972	185,728
Total liabilities	$ 4,386,743	$ 696,960	$ 3,689,783
Total equity	$ 1,453,349	$ 1,341	$ 1,452,008
Total liabilities and equity	$ 5,840,092	$ 698,301	$ 5,141,791
Total common shares outstanding	128,965	128,965	128,965
GAAP net book value per share	$ 11.27	$ 0.01	$ 11.26
Accumulated depreciation and amortization[9]	$ 153,115	$ 3,406	$ 149,709
Accumulated depreciation and amortization per share[9]	$ 1.19	$ 0.03	$ 1.16
Undepreciated book value	$ 1,606,464	$ 4,747	$ 1,601,717
Undepreciated book value per share	$ 12.46	$ 0.04	$ 12.42

In thousands, except per share data; as of June 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

		As of June 30, 2022
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,452,008
Accumulated depreciation and amortization[9]		149,709
Undepreciated book value	$	1,601,717
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	11.26
Accumulated depreciation and amortization per share[9]		1.16
Undepreciated book value per share	$	12.42
Total common shares outstanding		128,965

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to Distributable Earnings and Adjusted Distributable Earnings

		Three Months Ended June 30, 2022
Net income attributable to BrightSpire Capital, Inc. common stockholders	$	34,287
Adjustments:		
Net income attributable to noncontrolling interest of the Operating Partnership		359
Non-cash equity compensation expense		2,286
Depreciation and amortization		8,711
Net unrealized loss (gain):		
Other unrealized gain on investments		(1,940)
CECL reserves		10,143
Gains on sale of real estate, preferred equity and investments in unconsolidated joint ventures		(22,210)
Adjustments related to noncontrolling interests		(191)
Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	31,445
Distributable Earnings per share[24]	$	0.24
Weighted average number of common shares and OP units[24]		131,522
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$	31,445
Adjusted Distributable Earnings per share[24]	$	0.24
Weighted average number of common shares and OP units[24]		131,522

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of June 30, 2022; unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income to NOI

	Three Months Ended June 30, 2022
Net income attributable to BrightSpire Capital, Inc. common stockholders	$ 34,287
Adjustments:	
Net income attributable to non-net leased and other real estate portfolios[25]	(31,577)
Net income attributable to noncontrolling interests in investment entities	(15)
Amortization of above- and below-market lease intangibles	(59)
Interest expense on real estate	7,117
Other income	(17)
Transaction, investment and servicing expense	52
Depreciation and amortization	8,664
Compensation and benefits	56
Other gain on investments, net	(2,101)
Income tax expense	49
Total NOI	$ 16,456
NOI attributable to noncontrolling interest in investment entities	(297)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$ 16,159

$ in thousands; as of June 30, 2022; unaudited
See footnotes in the appendix

FOOTNOTES

1. Amounts presented reflect total committed capital and includes only closed deals as of July 29, 2022
2. Includes availability under the corporate revolving credit facility and unrestricted cash as of July 29, 2022
3. As of July 29, 2022
4. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities
5. Based on annualized Q2'22 quarterly dividend of $0.20/share and BRSP closing share price of $8.84 as of July 29, 2022
6. CECL reserve as a % (or bps) of the aggregate commitment amount of the total loan portfolio
7. Includes securitization assets which are presented net of the impact from consolidation; includes one private equity secondary interest for approximately $4 million
8. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
9. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
10. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash PIK interest income and the accrual of origination, extension and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2022
11. Initial fundings are presented net of the impact of origination fees
12. Other includes non-cash payment-in-kind ("PIK") interest income and the accrual of origination, extension and exit fees
13. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of June 30, 2022
14. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of June 30, 2022
15. Represents the percent leased as of June 30, 2022 and is weighted by carrying value
16. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2022 and assumes that no renewal options are exercised. W.A. calculation based on carrying value
17. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
18. For W.A. calculations, assumes the applicable floating benchmark rate or benchmark floor as of June 30, 2022 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
19. Subject to customary non-recourse carve-outs
20. W.A. calculation based on outstanding debt (UPB)
21. Represents interests in assets held by third party partners
22. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
23. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes
24. The Company calculates Distributable Earnings and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended June 30, 2022, the weighted average number of common shares and OP units was approximately 131.5 million; includes 3.1 million of OP units until their redemption in May 2022
25. Net income attributable to non-net leased and other real estate portfolios includes net income on our loan portfolio, CRE debt securities and corporate business segments

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

INVESTOR RELATIONS

ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Eric Hagen
212-738-6014

JMP Securities
Steve DeLaney
212-906-3517

BofA Securities
Derek Hewett
646-855-2087

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

BRIGHTSPIRE CAPITAL


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